EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Vasomedical, Inc. and subsidiaries (the “Company”) on Form 10-Q for the period ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jun Ma, as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jun Ma                          .
Jun Ma
President and Chief Executive Officer

Dated: May 15, 2012

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Vasomedical, Inc. and subsidiaries (the “Company”) on Form 10-Q for the period ending March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Beecher, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Beecher             .
                                                                                                                                     Michael J. Beecher
Dated: May 15, 2012                                                                                                Chief Financial Officer